Exhibit 10.13

                                 LEASE AGREEMENT

                      ELITE AUTOMOTIVE GROUP, LLC, Landlord

                      MIDNIGHT AUTO FRANCHISE CORPORATION,
                         a Michigan corporation, Tenant

                      1121 Rambling Oaks Drive, Norman, OK

                                    PREMISES

                                 MARCH 30, 2007

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                                 LEASE AGREEMENT

      THIS LEASE AGREEMENT ("Lease") is made as of March 30, 2007,, by and between ELITE AUTOMOTIVE GROUP, LLC, an Oklahoma limited liability company ("Landlord"), whose address is 12800 SW 58th Street, Mustang, OK 73064, and MIDNIGHT AUTO FRANCHISE CORPORATION, a Michigan corporation ("Tenant"), whose address is 22600 Hall Road, Suite 205, Clinton Township, Michigan 48036. MIDNIGHT HOLDINGS GROUP, INC., ALL NIGHT AUTO OF NORMAN, INC., ALL NIGHT AUTO OF OKLAHOMA, INC. and ALL NIGHT AUTO STORES, INC. have joined in this Agreement as joint and several Guarantors (collectively, the "Guarantors").

      For and in consideration of the mutual promises, covenants and agreement herein contained, the receipt sufficiency of which consideration is hereby acknowledged, Landlord and Tenant hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

The Definitions delineated within this Article I contain the principal terms of this Lease, as more particularly described in the remaining Articles of this Lease. Each reference in this Lease to any Definitions within this Article I shall be construed to incorporate the data stated herein.

SECTION 1.1 "ADDITIONAL RENT" shall be composed of Tenant's Proportionate Share of, (a) real estate taxes and assessments as provided in Section 4.2(a) below, and (b) Landlord's Insurance, as defined in Section 4.2(b) below, and any other amounts other than the Base Rent that are required to be paid by Tenant to Landlord pursuant to this Lease.

SECTION 1.2 "COMMENCEMENT DATE" shall mean the date hereof, provided that on the date hereof: (a) Landlord delivers the Premises to Tenant free of all occupants, and (b) Tenant has received all permits necessary to conduct Tenant's business at the Premises, which the Tenant acknowledges has occurred as evidenced by its execution of this Lease..

SECTION 1.3 "EFFECTIVE DATE" shall mean the date on which the last party to sign and deliver this Lease has signed and delivered it to the other party.

SECTION 1.4 "LEASE YEAR" shall mean the twelve (12) month period beginning on the Rent Commencement Date and ending on the anniversary thereof or any successive twelve (12) month period after the end of the first Lease Year. If the Rent Commencement Date falls on other than the first day of the month, then the first Lease Year shall mean the period from the Rent Commencement Date until the first day of the month immediately following the Rent Commencement Date plus the twelve (12) month period thereafter.

SECTION 1.5 "BASE RENT" shall mean (which amount is subject to reduction pursuant to section 4.3 below) $[*] per month.

SECTION 1.6 A "BUSINESS DAY" shall mean any day when national banks are open for business, excluding a Saturday, Sunday or a public holiday under the laws of the State of Oklahoma.

SECTION 1.7 "PERMITTED USE" shall mean all lawful purposes approved by written consent of the Landlord, including, but not limited to, the operation of an automotive repair center offering under hood

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and under body automotive repair services such as oil changes, tune ups, tire changes, engine repairs, transmission service and related services.

SECTION 1.8 "PREMISES" shall mean the building and surrounding parking area, all as shown on the Site Plan marked Exhibit "A" attached hereto, and commonly known as 1121 Rambling Oaks Drive, Norman, OK..

SECTION 1.9 "BASE TERM" shall mean the initial term of the Lease beginning on the Rent Commencement Date and ending on at the expiration of the tenth (10th) Lease Year.

SECTION 1.10 "RENEWAL PERIOD" shall mean any of the two (2) five (5) year periods for which the Lease is extended beyond the Base Term pursuant to Section
3.3 hereof.

SECTION 1.11 "RENT" shall mean Base Rent, together with Additional Rent, and all other sums due hereunder.

SECTION 1.12 "RENT COMMENCEMENT DATE" shall mean the Commencement Date.

SECTION 1.13 "TENANT'S PROPORTIONATE SHARE" shall mean 100%.

SECTION 1.14 "TERM" shall mean the Base Term or any Renewal Period.

                                   ARTICLE II

                                    PREMISES

SECTION 2.1 PREMISES. Subject to the terms, covenants, conditions and provisions of the Lease, Landlord does hereby demise and lease to Tenant and Tenant does hereby rent and take from Landlord and shall peaceably and quietly hold and enjoy the Premises identified in Article I.

SECTION 2.2 COVENANT OF TITLE AND PEACEFUL POSSESSION. Landlord warrants and covenants that it has good and marketable title to the Premises in fee simple and the right to make this Lease for the term aforesaid and, upon demand by Tenant, Landlord will furnish Tenant with satisfactory evidence thereof. Landlord further warrants and represents that, as of the date hereof, there are no zoning ordinances which will prohibit Tenant from using the Premises pursuant to Section 5.4 hereof. Landlord agrees that it will put and keep Tenant into complete and exclusive possession of the Premises, free from all restrictive covenants, encumbrances, liens, easements and leases and that if Tenant shall pay the rental and perform all the covenants and provisions of this Lease to be performed by Tenant, then the leasehold estate granted to Tenant hereby shall not, during the term hereby demised, be disturbed and Tenant shall freely, peaceably and quietly enjoy and occupy the full possession of the Premises, and the tenements, hereditaments, and appurtenances thereunto belonging or in any way appertaining, without molestation or hindrance by any person whomsoever. If at any time during the term hereby demised the title of Landlord shall fail or be discovered not to enable Landlord to grant the term hereby demised, Tenant shall have the option of canceling and terminating this Lease, and thereafter all of Tenant's liability hereunder shall cease, but Tenant's right to damages, if any, shall survive.

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                                   ARTICLE III

                                      TERM

SECTION 3.1 BASE TERM. The Base Term of the Lease, as specified in Article I shall commence on the Rent Commencement Date specified in Article I.

SECTION 3.2 TENANT'S WORK. Tenant agrees, at its sole cost and expense, to expeditiously provide and complete all work of whatever nature necessary to make the Premises ready for Tenant to conduct its business therein ("Tenant's Work"). Within ten (10) days (the "Plan Approval Period") after the receipt of the plans and architectural drawings for the improvements that Tenant proposes to construct on the Premises (the "Plans"), Landlord shall review the Plans and notify Tenant whether it approves or rejects them, which approval shall not be unreasonably withheld or conditioned by Landlord. In the event Landlord fails to approve or reject the Plans by the end of the Plan Approval Period, the Plans shall be deemed to be approved by Landlord. For a rejection to be effective, Landlord must give written, detailed reasons for such rejection. If the Plans have been rejected, then Tenant may submit revised plans addressing the reasons for such rejection and in the event Landlord fails to approve or reject (with written, detailed reasons) the revised plans within the later of ten (10) days after Landlord receives the same and Tenant's request for Landlord's approval thereof, the Plans, as revised shall be deemed to be approved by Landlord. Prior to Landlord's delivery of possession of the Premises to Tenant, and with Landlord's prior written consent, which consent will not be unreasonably withheld, Tenant shall be permitted to begin Tenant's Work and otherwise install fixtures and equipment so long as such activities do not interfere with other construction work or the occupancy of any other person; and it is agreed by Tenant that Landlord shall have no responsibility or liability whatsoever for any loss of or damage to any improvements, fixtures, or other equipment so installed or left on the Premises.

SECTION 3.3 RENEWAL PERIOD. So long as there is no Event of Default existing under this Lease, either at the time of exercise or at the time the extended term commences, Tenant will have the option to extend the Term for two (2) additional successive Renewal Periods of five (5) years each on the same terms, covenants, and conditions of this Lease. Tenant will exercise its option (if at all) by giving Landlord written notice (the "Renewal Notice") at least one hundred eighty (180) days prior to the expiration of the Base Term or the then current Renewal Period.

                                   ARTICLE IV

                                      RENT

SECTION 4.1 BASE RENT. Tenant shall pay to Landlord Base Rent in advance, in consecutive monthly installments in the amounts set forth in Article I. The monthly Base Rent payment shall be payable by Tenant on or before the first day of each month at the address of the Landlord specified above, or such other address as Landlord may designate from time to time, without prior demand therefore and without any deductions or setoff whatsoever. In the event the Rent Commencement Date shall be a day other than the first day of a calendar month, then the Term of this Lease shall be deemed extended by the number of days between the Rent Commencement Date and the first day of the next succeeding calendar month. In such case, Tenant shall pay pro-rata Base Rent, in advance, for the period from the Rent Commencement Date to the first day of the next calendar month.

SECTION 4.2 ADDITIONAL RENT. Tenant shall pay to Landlord, as Additional Rent promptly when the same are due, without any deductions or setoff whatsoever, Tenant's Proportionate Share of the following charges and Tenant's failure to pay such amounts or charges when due shall carry with it the same consequences as Tenant's failure to pay Base Rent:

      (a) REAL ESTATE TAXES AND ASSESSMENTS.

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            (i) Landlord shall pay before delinquency all general real estate taxes and assessments levied against the Premises. Tenant shall pay to Landlord, from time to time, during the Term and within thirty (30) days following Landlord's request therefor which request will be accompanied by a paid bill or photocopy thereof, Tenant's Proportionate Share of the ad valorem general real estate taxes (including all special benefit taxes and special assessments but excluding so-called impact fees) so levied and assessed. In no event shall Tenant be required to pay real estate taxes or assessments pertaining to any period prior to the Rent Commencement Date or subsequent to the expiration of the Lease. Any liability hereunder for any period in which the Term of this Lease shall not cover an entire tax year shall be properly prorated.

            (ii) All special benefit taxes and special assessments assessed against the Premises shall be spread over the longest time permitted and Tenant's liability for installments of such special benefit taxes and special assessments not yet due shall cease upon the expiration or termination of this Lease. In no event shall Tenant be obligated to pay any impact fees whether or not billed by the taxing authority as a special benefit tax or a special assessment.

      (b) LANDLORD'S INSURANCE. Tenant agrees to pay Landlord, as Additional Rent, Tenant's Proportionate Share of all insurance premiums with respect to insurance Landlord shall be required to maintain as provided in Section 6.2 below. Landlord shall estimate the annual cost of such Landlord's Insurance and will notify Tenant from time to time of Tenant's Proportionate Share, which shall be paid monthly, in advance along with the Base Rent.

SECTION 4.3 REDUCTION IN BASE RENT. If interest rates during the Term decrease, such that Landlord's monthly payment of principal and interest on the mortgage it now has on the Premises (the "Current Mortgage") would be reduced if Landlord refinanced the Current Mortgage (assuming that the new refinance mortgage would be for the same amount as the then-outstanding principal amount due under the Current Mortgage, and the new refinance mortgage had an amortization period which ended at the same time as the amortization period of the Current Mortgage and assuming that Landlord could obtain such refinancing with reasonable effort), then the Base Rent hereunder shall decrease by the same amount that such monthly payment of principal and interest would decrease if Landlord in fact refinanced its Current Mortgage.

SECTION 4.4 DEPOSIT.

            (a) On the first twelve (12) rent payment dates under this Lease, Tenant shall pay to Landlord an amount equal to $[*] per month (annual total of such payments to be $[*]), to be held by Landlord as collateral security, and not prepaid rent, for the faithful performance by Tenant of all covenants, conditions and agreements of this Lease (the "Security Deposit"). Landlord, or its agents or successors, shall not be obligated to hold the Security Deposit as a separate fund, but may commingle the same with other funds. The amount of said Security Deposit shall be repaid without interest to Tenant after the termination of this Lease, provided Tenant shall have made all payments and performed all covenants and agreements required under this Lease. Landlord may appropriate and apply the entire Security Deposit or so much thereof as may be necessary to compensate Landlord for any breach under this Lease on the part of Tenant, and Tenant upon demand shall forthwith restore the Security Deposit to the original sum deposited. Neither the Security Deposit nor any installment of rent prepaid by Tenant shall be deemed liquidated damages in the event of a default by Tenant under this Lease.

            (b) In the event of a sale or transfer of Landlord's estate or interest in the Land and Building, Landlord shall have the right to transfer the Security Deposit to the purchaser or transferee, and Landlord shall thereupon be automatically released by Tenant from all liability for

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      the return of the Security Deposit. No mortgagee or purchaser of the
      Building at any foreclosure proceeding shall be liable to Tenant for any or all of such Security Deposit unless Landlord has actually delivered the same in cash or by credit to such mortgagee or purchaser.

                                    ARTICLE V

                         MAINTENANCE AND USE OF PREMISES

SECTION 5.1 CARE OF PREMISES. Except as otherwise set forth below, Tenant shall, at its sole cost and expense, (a) keep the entire Premises in good order, condition and repair, including all plumbing, electrical, heating, air conditioning, ventilating, water and sewer systems and equipment, doors, door frames, windows and window frames installed on or in the Premises, in a clean, sanitary, safe, properly repaired condition in accordance with the laws of Oklahoma and in accordance with all directions, rules, regulations, ordinances, statutes and orders of all governmental agencies, and the proper offices thereof having jurisdiction over the Premises; and (b) properly store, out of view of the public, and promptly and regularly remove from the Premises, all garbage, trash and rubbish. Tenant shall not dispose of any foreign substance in any plumbing facilities, adjoining or connecting sewer lines or mains, or use such facilities for any purpose other than that for which they were constructed; and the expense for any breakage, stoppage, damage or additional repair resulting therefrom and attributable to the acts of Tenant or its subtenants, concessionaires, licensees, invitees, agents, contractors, servants or employees, shall be borne by Tenant. Notwithstanding the foregoing: (i) Landlord, at its sole cost and expense, shall keep the roof, exterior walls and/or foundation of the building in compliance with all applicable laws, and in good order, condition and repair, including, but not limited to, any necessary replacements of said items, during the Term; and, (ii) nothing herein shall prevent Tenant from operating the Premises as an auto repair facility (including under hood and under body auto repairs).

SECTION 5.2 USE OF PREMISES. Tenant covenants and agrees to use the Premises only for the Permitted Use and shall not use the Premises for any purpose in violation of any law, ordinance, regulation, or building, use or zoning restriction. Landlord agrees that during the Term and any extensions or renewals thereof, Landlord, or any affiliate of Landlord, will not enter into any lease of space, within a radius of five (5) miles from the Premises, that permits such premises to be used as an auto repair facility (including under hood and under body auto repairs).

SECTION 5.3 SIGNAGE AND ADVERTISING. Tenant shall not paint, decorate or affix any signs, lighting or other materials to the exterior of the Premises without Landlord's prior written consent, which shall not be unreasonably withheld. Notwithstanding the foregoing, Tenant shall have the right, at Tenant's sole cost and expense, to install signage at the Premises that is professionally prepared and is consistent with other signage used at other locations leased by Tenant, provided that Tenant, at its sole cost and expense, must obtain any necessary permits or approvals from the local municipality before the installation of said signage.

SECTION 5.4 UTILITIES. Landlord shall provide the necessary mains and conduits in order that water and sewer facilities, natural gas and electricity are available to the Premises, and Tenant shall promptly pay for its use of the same. Notwithstanding anything to the contrary contained in this Lease, in the event that any of Tenant's utilities, systems or services are interrupted by reason of the malicious or negligent acts or omissions of Landlord, its agents, employees or contractors, and as a result thereof Tenant, in the exercise of prudent business judgment, cannot open for business for a period exceeding one
(1) business day, Base Rent and all other charges under this Lease shall abate for such period as it cannot remain open for

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business, and until such utilities, systems or services are again restored and
Tenant can reopen for business.

SECTION 5.5 ALTERATIONS TO PREMISES. Tenant shall have the right to make repairs to, and nonstructural alterations, additions and improvements in, the building and the Premises in such manner and to such extent as may from time to time be deemed necessary by Tenant for adapting the building and the Premises to the requirements and uses of Tenant and for the installation of its fixtures and equipment. Tenant shall not be obligated, if it makes any alterations, additions or improvements to the Premises as herein provided, to restore said premises, upon vacating the same, to the condition in which said premises were prior to the making of such alterations, additions or improvements. Tenant shall not make any structural alterations, additions or improvements to the building or the Premises without Landlord's written consent.

                                   ARTICLE VI

                          INSURANCE AND INDEMNIFICATION

SECTION 6.1 TENANT'S INSURANCE. Tenant shall at all times during the Term of this Lease subsequent to the Commencement Date, keep in full force and effect, at its sole cost and expense, the following types and amounts of insurance:

      (a) Comprehensive public liability and property damage insurance and product liability insurance insuring against claims for personal injury, sickness, disease or death and property damage, in or about the Premises, including independent contractor coverage, with limits of public liability not less than Two Million ($2,000,000.00) Dollars per occurrence and limits of property damage liability of not less than One Million ($1,000,000.00) Dollars.

      (b) Fire and extended coverage insurance covering Tenant's merchandise, personal property, fixtures, improvements, wall coverings, floor coverings, window coverings, alterations, furniture, equipment and plate glass, against loss or damage by fire, windstorm, hail, explosion, riot, damage from aircraft and vehicles, smoke damage and vandalism and malicious mischief and such other risks as are from time to time covered under "extended coverage" endorsements and special extended coverage endorsements commonly known as "all risks" endorsements in an amount equal to the greater of the full replacement value or that required by Landlord's mortgagee from time to time.

      (c) If during the Term of this Lease, Tenant shall receive Landlord's prior written consent to operate on the Premises a boiler or other pressure devices, Tenant shall, as a precondition to installing the same, place and maintain boiler insurance with limits of liability in an amount not less than One Hundred Fifty Thousand ($150,000.00) Dollars per occurrence, and providing coverage for the full replacement value thereof.

      (d) If the nature of Tenant's use of the Premises requires that any or all of its employees be provided coverage under State Workers' Compensation Insurance or similar statutes, Tenant shall keep in force Workers' Compensation Insurance or similar statutory coverage containing statutorily prescribed limits.

      (e) It is expressly understood and agreed that the foregoing minimum limits of insurance coverage shall not limit the liability of Tenant for its acts or omissions as provided in this Lease. All of the foregoing insurance policies (with the exception for Workers' Compensation Insurance to the extent not available under statutory law) shall name Landlord and such other interested parties as Landlord shall from time to time designate as insured as their respective interests may appear, and shall provide that any

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loss shall be payable to Landlord and any other interested parties as Landlord shall designate. Tenant may provide the foregoing insurance under a blanket policy, provided that such blanket policy shall have an endorsement thereto to reflect the required protective coverage for Landlord and its designees. All insurance required hereunder shall be placed with companies licensed to do business in the State wherein the Premises is located and which companies are rated A:Xll or better in "Best's Key Rating Guide." All such policies shall be written as primary policies, non-contributing with and in excess of coverage which Landlord may carry. Tenant shall deliver copies of such policies and all endorsements thereto prior to the Commencement Date, together with evidence from the insurer that such policies are fully paid for, and that no cancellation, material change, non-renewal or lapse in coverage thereof shall be effective except upon thirty (30) days prior written notice from the insurer to Landlord and its designees. If Tenant shall fail to procure and/or maintain said Insurance, Landlord may, but shall not be obligated to do so, and without waiving any other rights under this Lease, procure and maintain any one or more portions of Tenant's required insurance policies, at the expenses of Tenant; and Tenant shall reimburse Landlord therefore within ten (10) days of invoice.

SECTION 6.2 LANDLORD'S INSURANCE. Landlord shall be required to maintain the following types and amounts of insurance during the Term of this Lease.

      (a) Fire and extended coverage insurance covering the Premises, against loss or damage by fire, windstorm, hail, explosion, riot, damage from aircraft and vehicles, smoke damage and vandalism and malicious mischief and such other risks as are from time to time covered under "extended coverage" endorsements and special extended coverage endorsements commonly known as "all risks" endorsements in an amount equal to the greater of the full replacement value or that required by Landlord's mortgagee from time to time.

      (b) Boiler and machinery insurance with limits of liability in an amount not less than One Hundred Fifty Thousand ($150,000.00) Dollars per occurrence, providing for full replacement value thereof, with respect to boilers and other pressure devices utilized to operate Common Areas or utilities provided in common to one or more tenant.

      (c) If the nature of Landlord's undertakings with respect to this Lease requires that any or all of its employees be provided coverage under State Workers' Compensation Insurance or similar statutes, Landlord shall keep in force Workers' Compensation Insurance or similar statutory coverage containing statutorily prescribed limits.

      (d) Landlord shall competitively bid for the procurement of all insurance policies covering the Premises. Landlord will retain in its possession the original policy and all endorsements, renewal certificates and new policies, if any, issued during the Term, but will provide Tenant upon request certificates evidencing the existence of such policy.

SECTION 6.3 WAIVER OF SUBROGATION. Landlord and Tenant hereby release each other and their respective agents and employees from any and all liability to each other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property caused by or resulting from risks insured against under Sections 6.1 and 6.2 hereinabove, pursuant to insurance policies carried by the parties hereto and in force at the time of any such loss or damage; provided, however, that this release shall be applicable and in force and effect only to the extent of insurance proceeds actually received by the releasor from the pertinent insurance carrier, and only with respect to loss or damage occurring during such time as the releasor's policies contain a clause or endorsement to the effect that any such release shall not adversely affect or impair such policies or prejudice the right of the releasor to recover thereunder. Landlord and Tenant each agree that each will request its insurance carriers to include in its policies such a clause or endorsement, and will include such a clause only so long as it is includable

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without additional cost, or if additional cost is chargeable therefor, only so long as the other party pays such additional cost. Each party shall notify the other party of such cost, and the other party may pay such cost but shall not be obligated to do so.

SECTION 6.4 HOLD HARMLESS AND INDEMNIFICATION. Tenant shall defend, indemnify and save Landlord harmless from legal action, damages, loss, liability and any other expense (including reasonable attorney fees) in connection with loss of life, bodily or personal injury or property damage arising from or out of all acts, failures, omissions or negligence of Tenant, its agents, employees or contractors which occur on the Premises, unless such legal action, damages, loss liability or other expense (including reasonable attorney fees) results from negligence or intentional misconduct of Landlord, its respective agents, contractors, employees or persons claiming through it. Landlord shall defend, indemnify and save Tenant harmless from legal action, damages, loss, liability and any other expense (including reasonable attorney fees) in connection with loss of life, bodily or personal injury or property damage arising from or out of all negligence or intentional misconduct of Landlord, its agents, employees or contractors which occur on the Premises, unless such legal action, damages, loss liability or other expense (including reasonable attorney fees) results from any sole act, omission or neglect of Tenant, its respective agents, contractors, employees or persons claiming through it. Tenant acknowledges that Landlord shall have no liability for any damage to or destruction of any items warehoused at the Premises, and Tenant hereby indemnifies and holds Landlord harmless from and against any liability, damage, cost or expense, including reasonable attorneys' fees, which Landlord may suffer or incur as a consequence of any such damage or destruction unless caused by Landlord's negligence or intentional misconduct.

                                   ARTICLE VII

                             DESTRUCTION OF PREMISES

SECTION 7.1 RECONSTRUCTION. Except as provided in Sections 7.2 and 7.4, if the Premises shall be damaged or destroyed in whole or in part by fire or other casualty or occurrence and Landlord shall have in force insurance with respect to such damage or destruction, then this Lease shall remain in full force and effect and Landlord shall repair or rebuild the Premises to substantially the condition in which the Premises were immediately prior to such destruction.

SECTION 7.2 LANDLORD'S ELECTION TO TERMINATE. In the event during the last year of the initial term hereof (unless the option to renew is exercised) or during the last year of an option term (unless any remaining unexercised option term is exercised), there shall occur damage or destruction to the Premises which constitutes twenty-five (25%) percent or more of the full replacement cost of the Premises, then Landlord shall have the option to either repair and restore the Premises in accordance with Section 7.1 or to terminate this Lease effective upon Landlord giving notice of such election in writing to Tenant or such later date specified in such notice, which notice shall be delivered within sixty (60) days after such damage. All rent payable hereunder shall be prorated as of the effective date of any such termination.

SECTION 7.3 ABATEMENT OF RENTAL. If the casualty, repairing or rebuilding of the Premises pursuant to Section 7.1 shall render the Premises untenantable, in whole or in part, then, except as provided in Section 7.4, a proportionate abatement of the Base Rent shall be allowed from the date when the damage occurred until the date Landlord completes the repairs or rebuilding or, in the event Landlord elects to terminate this Lease, until the effective date of termination. The abatement of rent, if any shall be computed on the basis of the ratio which the floor area of the Premises rendered untenantable bears to the entire floor area thereof.

SECTION 7.4 TENANT'S OBLIGATIONS UPON DESTRUCTION OF PREMISES. Tenant shall give immediate notice to Landlord in case of fire or accident in the Premises. If Landlord is required or elects to repair or

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rebuild the Premises as provided in Sections 7.1 and 7.2, Tenant shall promptly repair or replace its trade fixtures, furnishings, equipment, personal property and leasehold improvements in a manner and to a condition equal to that existing prior to the damage or destruction. Further, in the event Tenant shall fail to adjust its own insurance or to remove its damaged goods, equipment or property forthwith after such casualty and, as a result thereof, the repairing or restoration of the Premises is delayed, there shall be no abatement of rental during the period of such resulting delay.

SECTION 7.5 TENANT'S ELECTION TO TERMINATE. Within sixty (60) days of the fire or other casualty, Landlord shall notify Tenant ("Casualty Notice") as to the estimated completion date (the "Completion Date") for the demolition, permitting, repair, remodeling and restoration work (the "Restoration Work"). Tenant may elect to terminate this Lease by providing written notice to Landlord
(a) within ten (10) days after Tenant's receipt of the Casualty Notice if Landlord's estimated Completion Date is more than one hundred eighty (180) days after the date of the casualty, or (b) within ten (10) days following the Completion Date if the Restoration Work is not actually completed by the Completion Date.

                                  ARTICLE VIII

                                 EMINENT DOMAIN

SECTION 8.1 TOTAL CONDEMNATION OF PREMISES. In the event that the whole of the Premises shall be taken in any proceeding by public authorities by condemnation or otherwise, or be acquired for public or quasi-public purposes, then the Term of this Lease shall cease and terminate as of the later of (a) the date of title vesting in such public authorities, or (b) the date such public authority shall obtain a writ of restitution against Tenant, and all rentals shall be paid up to that date and Tenant shall have no claim against Landlord nor the condemning authority for the value of any unexpired Term of this Lease. Whenever there is a reference in this Lease to a taking by public authority, such reference shall be deemed in each case to include a purchase and sale in lieu of such a taking.

SECTION 8.2 PARTIAL CONDEMNATION OF PREMISES. In the event that more than twenty-five (25%) percent of the floor area of the Premises shall be taken as described above then either party shall have the option of terminating this Lease by notifying the other in writing on or before the date of such taking, and upon such notice being given, the condemnation shall be treated as a total condemnation pursuant to Section 8.1. In the event that only a portion of the floor area of the Premises shall be taken as hereinabove described and this Lease is not or cannot be terminated pursuant to the provisions of this Section 8.2, then Landlord shall, at its sole cost and expense, restore the remaining portion of the Premises to the extent necessary to render it suitable for the purposes. If this Lease shall not be terminated as herein provided, this Lease shall continue for the balance of the Term as to the part of the Premises remaining, without any reduction or abatement of or effect upon the term hereof or the liability of Tenant to pay in full any amount under this Lease, except that the fixed Base Rent to be paid by Tenant after such taking for the Premises shall be reduced pro-rata in the proportion which the floor area of the Premises remaining after any restoration and repair bears to the entire floor area of the Premises immediately prior to such taking.

SECTION 8.3 DISTRIBUTION OF AWARD. All compensation awarded or paid upon a total or partial taking of the Premises shall belong to and be the property of Landlord whether such damages shall be awarded as compensation for diminution in value to the leasehold or to the fee of the Premises; provided, however, that Landlord shall not be entitled to any award made to Tenant for depreciation to, and cost of removal of, merchandise and trade fixtures, to the extent such fixtures were installed by Tenant, and/or relocation expenses.

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                                   ARTICLE IX
                                    DEFAULT

SECTION 9.1 DEFAULT. The occurrence of any of the following shall constitute an event of default by Tenant hereunder ("Event of Default"):

      (a) Delinquency in the payment of rent or any other amount payable by Tenant under this Lease, or any part thereof, for a period of fifteen (15) Business Days after written notice thereof by Landlord to either Tenant or Guarantors.

      (b) Delinquency by Tenant in the performance or compliance with any of the terms, covenants or agreements to be performed under this Lease, other than those described in the foregoing Section 9.1(a), and failure of Tenant or of any guarantor of Tenant's obligations hereunder (a "Guarantor" and collectively, the "Guarantors") to rectify or remove said default(s) within fifteen (15) days after written notice thereof by Landlord to either Tenant or such longer reasonable period if the remedy is of a nature that cannot be cured within such fifteen (15) Business Day period and Tenant or Guarantors are diligently proceeding with efforts to cure.

      (c) Filing by Tenant or any Guarantor in any court pursuant to any federal or state statute or a petition in bankruptcy or insolvency, or for reorganization or rearrangement, or for the appointment of a receiver or trustee of all or a portion of Tenant's or any Guarantor's property, or any assignment of the property of Tenant or any Guarantor for the benefit of creditors.

      (d) Filing against Tenant or any Guarantor in any court pursuant to any federal or state statute of a petition in bankruptcy or insolvency, or for reorganization or rearrangement, or for the appointment of a receiver or trustee of all or a portion of Tenant's or any Guarantor's property, unless such proceeding against Tenant shall have been dismissed within sixty (60) days after commencement.

      (e) The breach by Tenant, the Guarantors, or any of their affiliates, successors or assigns of any provision contained in the Additional Agreements, except for the Employment Agreement (as those terms are defined in the Asset Purchase Agreement entered into contemporaneously with this Lease by and among Landlord, Tenant, Guarantors and others) which breach is not cured within fifteen (15) Business Days of written notice by the Landlord.

SECTION 9.2 RIGHT TO RE-ENTER. Upon an Event of Default, Landlord shall have the immediate right to re-enter and may remove all persons and property within the Premises. Such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of, Tenant. All of the rights and remedies of Landlord under this Lease are cumulative and shall be in addition to any other rights or remedies accorded Landlord by law. Notwithstanding the foregoing, Landlord shall have an affirmative duty to mitigate its damages in the event of a default by Tenant.

SECTION 9.3 RIGHT TO RELET. Should Landlord elect to re-enter, or take possession by summary proceedings or other appropriate legal action or proceedings, or pursuant to notice provided for by law, it may either terminate this Lease or from time to time, without terminating this Lease, make such alterations and repairs necessary to relet, and relet the Premises or any part thereof for such term or terms (which may be for a term extending beyond the Term of this Lease) and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable. Upon each such reletting, all rentals and other sums received by Landlord shall be applied (a) to the payment of any indebtedness other than rent due; (b) to the payment of any costs and expenses of reletting, including brokerage and attorneys' fees, and costs of alteration and repairs; (c) to the payment of rent and other charges due and unpaid hereunder; and (d) the residue, if any, shall be held by Landlord and applied in

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payment of future rent as the same may become due and payable. If such rentals and other sums received from reletting are less than that to be paid by Tenant, Tenant shall immediately pay such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of said premises or acceptance of the keys to said premises by Landlord shall be construed as an election to terminate this Lease unless written notice of such intention be given to Tenant or unless the termination be decreed by a court of competent jurisdiction. Notwithstanding reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for any previous breach. Should this Lease, at any time, be terminated under the terms and conditions hereof, or in any other way, Tenant shall immediately surrender and deliver the Premises and property peaceably to Landlord.

SECTION 9.4 CURING OF TENANT'S DEFAULT. If, following an Event of Default, Landlord gives notice in writing to Tenant of such Event of Default specifying the nature thereof, and Tenant fails to cure the Event of Default within the time provided or immediately if an emergency exists, then Landlord may, in addition to its other remedies, cure such Event of Default at the cost and expense of Tenant and the sums so expended by Landlord shall be deemed to be Additional Rent and shall be paid by Tenant on the day when Base Rent shall next become due.

SECTION 9.5 CURING OF LANDLORD'S DEFAULT. If Landlord shall from time to time fail to pay any sum or sums due to Tenant, and if such failure continues for thirty (30) days after receipt of notice from Tenant, Tenant shall have the right and is hereby irrevocably authorized and directed to deduct such sum or sums from Base Rent and other sums due Landlord. If Landlord shall from time to time fail to perform any act of acts required of Landlord by this Lease, and if such failure continues for thirty (30) days after receipt of notice from Tenant, Tenant shall then have the right, at Tenant's option, to perform such act or acts, in such manner as Tenant deems reasonably necessary, and the full amount of the cost and expense so incurred shall immediately be owing by Landlord to Tenant, and Tenant shall have the right and is hereby irrevocably authorized and directed to deduct such amount from Base Rent and other sums due Landlord. If Landlord shall in good faith within said thirty (30) days commence to correct such breach, and diligently proceed therewith to completion, then Landlord shall not be considered in default. The foregoing remedies of Tenant shall be deemed cumulative and shall be in addition to all other remedies which may now or hereafter be provided Tenant at law, equity or otherwise under this Lease.

SECTION 9.6 LEGAL EXPENSES. In the event of legal action between Landlord and Tenant on account of any alleged default of either hereunder, the prevailing party in such action shall be entitled to be reimbursed by the other party in the amount of all reasonable attorneys' fees and other costs incurred by the prevailing party in connection with such action.

                                    ARTICLE X

                                 ACCESS BY OWNER

SECTION 10.1 RIGHT OF ENTRY. Landlord or its agents shall have the right to enter the Premises upon at least 24 hours advance written notice (except in the event of an emergency in which no notice shall be required) at reasonable times to examine it, show it to prospective lenders, purchasers or lessees, or to make repairs, alterations, improvements, or additions as Landlord may deem necessary or desirable, provided; however, in all cases, Landlord shall not disrupt Tenant's use of the Premises.

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                                   ARTICLE XI

                       SURRENDER OF PREMISES, HOLDING OVER

SECTION 11.1 SURRENDER OF PREMISES. On or before the expiration or earlier termination of this Lease, Tenant shall surrender to Landlord the Premises, (a) broom clean, (b) free of all alterations, additions, improvements or fixtures that Tenant has the right to remove, which Tenant shall remove on or before the expiration or earlier termination of this Lease; and (c) Tenant shall repair any damage to the Premises caused by Tenant's removal of its alterations, additions and improvements. All such property which is not so removed within such period shall be deemed to have been abandoned by Tenant, may be retained by Landlord as its property or removed and disposed of in such manner as Landlord may see fit, and Tenant shall be liable to Landlord for any and all costs and expenses incurred in connection with any such removal and disposal, including, but not limited to, court costs, attorneys' fees and storage charges for such property.

SECTION 11.2 HOLDING OVER. If Tenant remains in possession of the Premises after expiration of the Term, Tenant shall occupy the Premises as a tenant from month to month, subject to all the provisions of this Lease, provided that the monthly rent during such month to month tenancy shall be 150% of the Base Rent and all forms of Additional Rent shall apply.

                                   ARTICLE XII

                            ASSIGNMENT AND SUBLETTING

SECTION 12.1 Tenant shall not, without Landlord's consent, assign or otherwise transfer this Lease or any estate or interest therein or sublet the whole or any part of the Premises; notwithstanding anything in this Section 12.1 to the contrary, Tenant may assign or sublease this Lease to any of its affiliates, franchisees, or joint venture partners upon fifteen (15) days written notice to Landlord, provided, however, in any event Tenant and Guarantors shall not be released from any of their obligations under this Lease by reason of any such assignment, transfer or subletting. Notwithstanding the foregoing, in the event
(i) Tenant assigns this Lease in connection with a merger, consolidation or sale of substantially all the assets of Tenant and (ii) the assignee assumes all of the obligations to be performed by Tenant under this Lease, and, (iii) if required by Landlord, in its reasonable discretion, the Guarantors are replaced with guarantors acceptable to Landlord, then Tenant and Guarantors shall be released and forever discharged from performing their obligations under this Lease accruing subsequent to the effective date of such assignment.

                                  ARTICLE XIII

               SUBORDINATION, ATTORNMENT AND ESTOPPEL CERTIFICATE

SECTION 13.1 SUBORDINATION. Landlord reserves the right to subject and subordinate this Lease at all times to the lien of any mortgage or mortgages now or hereafter placed upon Landlord's interest in the Premises; provided, however, that no default by Landlord under any mortgage or mortgages shall affect Tenant's rights under this Lease or disturb its peaceful possession of the Premises so long as Tenant shall not be deemed in default under the terms of this Lease. Tenant shall execute and deliver all documents reasonably requested by a mortgagee or security holder to effect such subordination within thirty
(30) days following Tenant's receipt of written request therefor.

SECTION 13.2 ATTORNMENT. Tenant shall, in the event of a sale or assignment of Landlord's interest in the Premises, or if the Premises comes into the hands of mortgagee, ground lessor or any other person whether because of a mortgage foreclosure, exercise of a power of sale under the mortgage, termination of the ground lease or otherwise, attorn to the purchaser or such mortgagee or other person and recognize the same as Landlord hereunder, provided such purchaser, mortgagee or other person agrees to recognize the Tenant's right to continue to occupy the Premises pursuant to the terms hereof. Tenant shall execute,

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at Landlord's request, any attornment agreement reasonably required by any mortgagee, ground lessor or such other person to be executed containing such provisions as such mortgagee, ground lessor of such other person reasonably requires, subject to the proviso set forth in the preceding sentence.

SECTION 13.3 ESTOPPEL CERTIFICATE. Each party and the Guarantors agree within twenty (20) days after written request therefor by the requesting party to execute in recordable form and deliver to the requesting party a statement, in writing, certifying (i) that this Lease is in full force and effect, (ii) the date of commencement of the term of this Lease, (iii) that rent is paid currently without any offset or defense thereto or stating the offset or defense claimed by Tenant, (iv) the amount of rent, if any, paid in advance, (v) that there are no uncured defaults by the requesting party or stating those claimed by the responding party and (vi) such other information as may be reasonably requested by the requesting party, provided that the foregoing facts are accurate and ascertainable.

                                   ARTICLE XIV

                                 QUIET ENJOYMENT

SECTION 14.1 WARRANTY OF QUIET ENJOYMENT. Landlord hereby covenants and agrees that Tenant, upon payment of Rent and other charges herein provided for and observing and keeping the covenants, conditions and terms of this Lease on Tenant's part to be kept and performed, shall lawfully and quietly hold, occupy and enjoy the Premises during the Term of this Lease without hindrance or molestation of, or by, Landlord or any person claiming under Landlord.

                                   ARTICLE XV

                              ENVIRONMENTAL MATTERS

SECTION 15.1 LANDLORD'S REPRESENTATIONS AND WARRANTIES. Landlord represents and warrants that, to its knowledge, any handling, transportation, storage, treatment or usage of hazardous or toxic substances that has occurred on the Premises prior to the date hereof, if any, has been in compliance with all applicable federal, state, and local laws, regulations and ordinances. Landlord further represents and warrants that, to its knowledge, no leak, spill, release, discharge, emission or disposal of hazardous or toxic substances has occurred on the Premises prior to the date hereof and that the soil, groundwater, and soil vapor on or under the Premises is free of toxic or hazardous substances. Landlord further represents and warrants that, to its knowledge, there are no underground storage tanks on the Premises. If at any time following the execution of this Lease Landlord becomes aware of the presence of any additional hazardous or toxic substances on or about the Premises, Landlord shall immediately notify Tenant thereof.

SECTION 15.2 INDEMNIFICATION. Landlord agrees to indemnify, defend (with counsel reasonably approved by Tenant) and hold Tenant, its parent corporation and affiliates, and their respective shareholders, directors, officers, employees and agents, harmless from any claims, judgments, damages, penalties, fines, liabilities (including sums paid in settlement of claims) or costs including attorneys' fees, consultant fees, and expert fees (consultants and experts to be reasonably approved by Tenant) which arise prior, during or after the term of this Lease from or in connection with the presence or suspected presence of toxic or hazardous substances in the soil, groundwater or soil vapor on or under the Premises, which presence or suspected presence was proximately caused by Landlord. Any such defenses shall be undertaken with qualified legal counsel experienced in the handling of such matters and any such consultants and/or experts shall likewise be qualified and possess appropriate experience. Without limiting the generality of the foregoing, the indemnification provided by this
Section 15.2 shall specifically cover all reasonable costs and damages incurred by Tenant in connection with any

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investigation of site conditions or any clean-up, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of the presence or suspected presence of toxic or hazardous substances in the soil, groundwater or soil vapor on or under the Premises, unless such toxic or hazardous substances are present as a result of the negligence or willful act or omission of Tenant. Without limiting the generality of any of the foregoing, the indemnification provided by this Section 15.2, shall also specifically cover costs incurred in connection with:

      (a) toxic or hazardous substances present or suspected to be present in the soil, groundwater or soil vapor on or under the Premises before the Effective Date; or

      (b) toxic or hazardous substances that as a result of Landlord's handling, transportation, storage, treatment, or usage of before the Effective Date, migrate, flow, percolate, diffuse, or in any way move onto or under the Premises after the Effective Date.

The foregoing notwithstanding, Landlord agrees that Tenant shall have absolutely no obligation to remediate or otherwise clean up or remove any toxic or hazardous substance from any portion of the Premises (unless the presence of the same is proximately caused on the Premises as a result of the negligence or intentional act or omission of Tenant), such obligation being deemed the sole responsibility of Landlord.

SECTION 15.3 RIGHT TO TERMINATE. If at any time during the term hereof Tenant is prevented from conducting all or any portion of its business from the Premises for more than thirty (30) days because of a determination by a court of competent jurisdiction or an administrative agency having jurisdiction thereover that a toxic or hazardous substance exists (and was in existence before the Effective Date) on, about or under the Premises, then Tenant may, at its option and upon ten (10) days' written notice to Landlord terminate this Lease. If Tenant elects to exercise the option set forth in the preceding sentence, Tenant shall be released from all of its liabilities and obligations hereunder accruing from and after the date of such termination, provided nothing herein contained shall preclude Tenant from proceeding against Landlord for damages. Landlord's obligation to indemnify Tenant under this Section 15.3 shall survive the expiration or earlier termination of this Lease.

SECTION 15.4 TENANT'S USE OF THE PREMISES. Tenant shall not keep, handle, transport, store, treat, dispose or use any toxic or hazardous substances (as such terms are defined under applicable federal law) on the Premises, provided the terms "toxic" and "hazardous substances" shall not be deemed to include items customarily kept or sold in a retail operation of the type and kind which Tenant operates, unless the maintenance of such items on the Premises would be prohibited by applicable law. If, however, any such items kept on the Premises results in the contamination thereof, Tenant shall take all reasonable actions, at its sole cost and expense, to return the Premises to the condition existing prior to the introduction of those items therein. Tenant and Guarantors, jointly and severally, agree to indemnify, defend and hold Landlord and its affiliates, and their respective shareholders, directors, officers, employees and agents harmless from any claims, judgments, damages, penalties, fines, liabilities (including sums paid in settlement of claims) or costs, including reasonable attorney fees, consultant fees, and expert fees arising in connection with Tenant's negligence, handling, transportation, storage, treatment, disposal, or use of any toxic or hazardous substances within the Premises.

                                   ARTICLE XVI

                               OPTION TO PURCHASE

SECTION 16.1 OPTION TO PURCHASE. In consideration of this Lease, Landlord hereby grants to Tenant the exclusive and irrevocable option to purchase the Premises at any time during the Term of this Lease

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for a purchase price equal to: the then fair market value, plus the "Increase"
(defined below) of the Premises. Tenant may exercise this option by providing written notice of exercise to Landlord. Landlord and Tenant shall attempt to stipulate the fair market value of the land by mutual agreement.

SECTION 16.2 INCREASE. The "Increase" shall mean: ten percent (10%) of the fair market value of the Premises if this option is exercised during the first five
(5) years of the Term; five percent (5%) of the fair market value of the Premises if this option is exercised during the second five (5) years of the Term; and shall be zero ($0.00) if this option is exercised after the second five (5) year term.

SECTION 16.3 FAIR MARKET VALUE. If Landlord and Tenant are unable to agree on the fair market value of the Premises within ten (10) days of Tenant's option exercise, the purchase price shall be determined by an appraisal of the then fair market value of the Premises. In such event, Tenant and Landlord shall each provide to the other an appraisal for the Premises within forty-five (45) days after Tenant's option exercise. Each such appraisal shall be prepared by a certified commercial real estate appraiser (MAI or comparable). If within ten
(10) days after reviewing such appraisals, Landlord and Tenant still cannot agree on the fair market value of the Premises, then the two appraisers shall mutually select a third appraiser who shall appraise the Premises within thirty
(30) days, and the fair market value of the Premises shall be deemed to be the average of the three appraisals. In any event, the fair market value shall be determined without taking into consideration the then applicable rent hereunder, but rather, the rent that could be obtained for the Premises on the open market.

SECTION 17.4 CLOSING. The purchase price shall be paid in cash or by Tenant's certified check upon the conveyance by a legally sufficient general warranty deed to Tenant or its nominee of good and marketable title to the Premises, free and clear of all liens, encumbrances and defects, except such as Tenant may waive in writing, which title a title company selected by Tenant will so insure. The deed shall be delivered and title closed within sixty (60) days after the agreement as to the fair market value and the establishment of the purchase price as set forth herein, unless that day be a Sunday or legal holiday, in which case title shall close on the next business day, or unless Landlord and Tenant mutually determine any alternate date. All taxes and rent shall be apportioned as of the date of closing of title. Any sums owing by Landlord to Tenant at the time of closing by virtue of any provision of this Lease shall be deducted from the purchase price.

                                  ARTICLE XVII

                                    GUARANTY

SECTION 17.1 GUARANTY. Guarantors hereby jointly and severally guarantee Tenant's prompt performance of its obligations under this Lease.

                                  ARTICLE XVIII

                                  MISCELLANEOUS

SECTION 18.1 LIENS. In the event mechanic's lien(s) shall be filed against the Premises or Tenant's interest as a result of the work undertaken by Tenant, Tenant and Guarantors shall, within twenty (20) days after receipt of notice, discharge such lien(s) by payment of the indebtedness or by filing a bond (as provided by statute) as security therefor. In the event Tenant and Guarantors shall fail to discharge such lien, Landlord shall have the right (but is not obligated) to discharge by filing such bond, and Tenant shall pay the cost of the bond to Landlord as Additional Rent upon the first day that rent shall be next due thereunder, or if no rent is due, then within five (5) days following Landlord's request therefor.

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SECTION 18.2 LATE CHARGES AND INTEREST ON LATE PAYMENTS. Tenant acknowledges that late payment by Tenant to Landlord of the Base Rent and other amounts due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impractical to fix. Such costs include, without limitation, processing and accounting charges and late charges and additional interest imposed on Landlord by the terms of any mortgage note or other necessary financing. Therefore, if any amount due from Tenant is not received by Landlord when due, Tenant shall pay to Landlord an additional sum equal to five (5%) percent of such overdue amount as a late charge. Payment of any such late charge shall not excuse or cure any default nor prevent Landlord from exercising any of its other available rights and remedies.

SECTION 18.3 RECORDING. This Lease shall not be filed for public record. However, upon either party's request, Landlord and Tenant shall execute and acknowledge a memorandum or short form lease in recordable form which may be filed for record by either party at any time after the execution of this Lease, setting forth the parties, a description of the Premises, the Term, options to extend the Term and any other provisions mutually agreed upon.

SECTION 18.4 PERSONAL PROPERTY TAXES. Tenant shall be responsible for and shall pay before delinquency all municipal, county and state taxes assessed during the term of this Lease against any personal property of Tenant of any kind, owned by or placed in the leased premises by Tenant.

SECTION 18.5 WAIVER. No default in the payment of rent or any other amount set forth herein, nor the failure of Landlord or Tenant to enforce the provisions of this Lease upon any default by Tenant or Landlord shall be construed as creating a custom of deferring payment or as modifying in any way the terms of this Lease or as a waiver of Landlord's or Tenant's rights to enforce the provisions hereof. No express waiver by Landlord or Tenant of any provision, condition, or term shall affect any other than the provision, condition or term specified, and then only as specifically stated, and shall not be deemed to imply or constitute a subsequent waiver of such provisions, condition or term. No breach of a covenant or condition of this Lease shall be deemed to have been waived by Landlord or Tenant unless in writing by Landlord or Tenant. It is expressly agreed that time shall be of the essence of this Agreement.

SECTION 18.6 REAL ESTATE BROKERS. Landlord and Tenant covenant, warrant and represent to each other that neither party has engaged a broker in connection with this Lease and that no conversation or prior negotiations were had with any broker concerning the renting of the Premises to Tenant. Landlord and Tenant shall protect, indemnify, save and hold harmless the other against and from all liabilities, claims, losses, costs, damages and expenses, including reasonable attorneys' fees and costs, arising out of, resulting from or in connection with a breach of the foregoing covenant, warranty and representation.

SECTION 18.7 LIABILITY OF LANDLORD. Except for any obligation of Landlord to indemnify Tenant hereunder, if Landlord shall fail to perform any covenant, term or condition of this Lease upon Landlord's part to be performed, and if as a consequence of such default, Tenant shall recover any money judgment against Landlord, such judgment shall be satisfied only (a) out of the proceeds of sale receivable upon execution of such judgment and levied thereon against the right, title and interest of Landlord in the Premises, (b) out of rents or other income from such property receivable by Landlord, and/or (c) out of the consideration receivable by Landlord from the sale or other disposition of all or any part of Landlord's right, title and interest in the Premises, and neither Landlord nor any of the parties comprising any limited liability company or partnership which is the Landlord herein shall be liable for any deficiency.

SECTION 18.8 APPLICABLE LAW. This Lease shall be governed by and construed in accordance with the laws of the State of Oklahoma. The unenforceability, invalidity or illegality of any term or provision of this Lease shall not render any other term or provision unenforceable, invalid or illegal. If any provision of this Lease is held by a court of competent jurisdiction to be invalid, void or unenforceable in any

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manner, the remaining provisions of this Lease shall nonetheless continue in full force and effect without being impaired or invalidated in any way. In addition, if any provision of this Lease may be modified by a court of competent jurisdiction such that it may be enforced, then said provision shall be so modified and as modified shall be fully enforced.

SECTION 18.9 NOTICES. All notices, demands or requests from one party to another may be (a) personally delivered, (b) sent by mail, certified or registered, postage prepaid, or (c) by overnight courier providing a written receipt to the addresses stated in this section, and shall be deemed to have been given at the time of delivery if personally delivered, two business days after mailing if mailed, or the next business day if sent by overnight courier.

All notices, demands or requests to either party shall be given at their respective addresses shown above.

Any party shall have the right, from time to time, to designate a different address by notice given in conformity with this paragraph.

SECTION 18.10 EXECUTION OF LEASE. If either party hereto is a partnership, limited partnership, corporation or other joint venture or association, the individuals(s) executing this Lease on behalf of such entity warrants and represents that such entity has full power and lawful authority to enter into this Lease in the manner and form herein set forth, and that the execution of this Lease by such individual(s) is proper and sufficient to legally bind such entity in accordance with the terms and conditions hereof.

SECTION 18.11 CAPTIONS AND SECTION NUMBERS. The table of contents, captions, article numbers, and section numbers appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of such articles or sections.

SECTION 18.12 BINDING EFFECT. Subject to Article XIII, and unless otherwise provided in this Lease, all of the terms and conditions of this Lease shall be binding upon and ensure to the benefit of the heirs, successors, administrators, legal representatives and assigns, as the case may be, of the parties hereto.

SECTION 18.13 NO PRESUMPTION. This Lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Lease to be drafted.

SECTION 18.14 ENTIRE AGREEMENT. Except as otherwise stated herein, this Lease contains the entire understanding of the parties hereto with respect to the subject matter contained herein, supersedes all prior and contemporaneous agreements, understandings and negotiations; and no parol evidence of prior or contemporaneous agreements, understanding and negotiations shall govern or be used to construe or modify this Lease. No modification or alteration hereof shall be deemed effective unless in writing and signed by the parties hereto.

      THIS LEASE AGREEMENT has been executed as of the date and year set forth above.

                                          "LANDLORD"

                                          ELITE AUTOMOTIVE GROUP, LLC

______________________________________    By: __________________________________
                                               Stephen J. Stearman, Sole Manager

______________________________________    Its:__________________________________

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Lease Agreement - All Night Auto of Norman, Inc.                   Page 17 of 20

                                          "TENANT"

                                          MIDNIGHT AUTO FRANCHISE
                                          CORPORATION,
                                          a Michigan corporation

______________________________________    By: __________________________________
                                               Nicholas Cocco, President

                                               GUARANTORS:
                                               ALL NIGHT AUTO OF OKLAHOMA, INC.,
                                               A Michigan Corporation

                                               By: _____________________________
                                                   Nicholas A. Cocco
                                                   President

                                               MIDNIGHT HOLDINGS GROUP, INC.,
                                               A Delaware Corporation

                                               By: _____________________________
                                                   Nicholas A. Cocco
                                                   President, Chairman & CEO

                                               ALL NIGHT AUTO STORES, INC.,
                                               A Michigan Corporation

                                               By: _____________________________
                                                   Nicholas A. Cocco
                                                   President

                                               ALL NIGHT AUTO OF NORMAN, INC.,
                                               A Michigan Corporation,

                                               By: _____________________________
                                                   Nicholas A. Cocco,
                                                   President
______________________________________         _________________________________

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Lease Agreement - All Night Auto of Norman, Inc.                   Page 18 of 20

                                    EXHIBIT A

                                    SITE PLAN

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Lease Agreement - All Night Auto of Norman, Inc.                   Page 19 of 20